                                  SCHEDULE 14A
                                  RULE 14A-101
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                [STARWOOD HOTELS & RESORTS WORLDWIDE INC. LOGO]

                                      2000
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                [STARWOOD HOTELS & RESORTS WORLDWIDE INC. LOGO]

Dear Stockholders:

     You are cordially invited to attend Starwood's Annual Meeting of Stockholders, which is being held on Wednesday, May 24, 2000, at 10 a.m., at The Westin Stamford, One First Stamford Place, Stamford, Connecticut 06902.

     At this year's Annual Meeting, you will be asked to elect three directors and to ratify the re-appointment of Arthur Andersen LLP as Starwood's independent auditors for 2000. In addition, a stockholder has submitted a proposal to be considered by the stockholders at the Annual Meeting. Your vote on these matters is important, and we appreciate your continued support.

     Stockholders of record can vote their shares in person at the meeting, by the Internet or telephone as instructed on the enclosed proxy card, or by marking their votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

                                          Very truly yours,

                                          /s/ Barry S. Sternlicht
                                          Barry S. Sternlicht
                                          Chairman and Chief Executive Officer

                                [STARWOOD LOGO]

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

     The 2000 Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc. (the "Company") will be held at The Westin Stamford, One First Stamford Place, Stamford, Connecticut 06902, on Wednesday, May 24, 2000, at 10:00 a.m., local time. The items for business are:

     1. Election of three Directors to the Board of Directors for a term of three years;

     2. Ratification of the re-appointment of Arthur Andersen LLP as the Company's independent auditors;

     3. Voting on a stockholder proposal, if properly presented at the meeting, to declassify the Board of Directors; and

     4.  Such other business as may properly come before the meeting.

     Only holders of record of shares of common stock of the Company at the close of business on April 7, 2000 are entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT AND THEN AUTHORIZE AND INSTRUCT THE PROXIES BY (1) COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR (2) USING THE INTERNET OR TELEPHONE AS INSTRUCTED ON THE PROXY CARD. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED OR YOU SHOULD SEPARATELY VOTE EACH CARD USING THE INTERNET OR TELEPHONE AS INSTRUCTED ON THE PROXY CARD.

                                          /s/ Thomas C. Janson,Jr.
                                          Thomas C. Janson, Jr.
                                          Secretary

April 18, 2000
White Plains, New York

                       WHO CAN HELP ANSWER YOUR QUESTIONS

     If you have any questions about the Annual Meeting, you should contact:

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                             777 Westchester Avenue
                          White Plains, New York 10604
                          Attention: Corporate Affairs
                          Phone Number: (914) 640-8100

     If you would like additional copies of this Proxy Statement, or if you have questions about the Annual Meeting or need assistance in voting your shares, you should contact:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                    Phone Number: (800) 758-5880 (toll free)

                               THE ANNUAL MEETING

     Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Company" and, together with its subsidiaries, "Starwood"), is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Company's 2000 Annual Meeting of Stockholders (the "Annual Meeting").

DATE, TIME AND PLACE

     The Annual Meeting will be held on Wednesday, May 24, 2000 at 10:00 a.m. (local time), at The Westin Stamford, One First Stamford Place, Stamford, Connecticut 06902.

MATTERS TO BE CONSIDERED

     At the Annual Meeting, the stockholders of the Company will consider and vote upon:

     1.  Election of three Directors to the Board of Directors;

     2. Ratification of the re-appointment of Arthur Andersen LLP as the Company's independent auditors;

     3. A stockholder proposal, if properly presented at the meeting, to declassify the Board of Directors; and

     4.  Such other business as may properly come before the Annual Meeting.

     The Board is not aware of any matter that will be presented at the Annual Meeting other than as described above. If any other matter is presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the shares for which such persons have voting authority in accordance with their discretion on such matter.

VOTING RIGHTS; VOTE REQUIRED

     The record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on April 7, 2000 (the "Record Date"). On the Record Date, 191,586,674 shares of common stock of the Company ("Company Shares") were outstanding and entitled to vote at the Annual Meeting. On the Record Date, there were approximately 31,000 record holders of Company Shares. The Company Shares are the only outstanding class of voting securities of the Company. Each stockholder of the Company will be entitled to one vote for each Company Share held of record by such stockholder on the Record Date on each matter that is properly submitted to a vote at the Annual Meeting. Stockholders of the Company do not have the right to cumulate votes in the election of Directors.

     A majority of the outstanding Company Shares entitled to vote must be present at the Annual Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

     As of March 31, 2000, Directors and executive officers of the Company named in the Summary Compensation Table as a group had the right to vote approximately
10.1 million Company Shares, representing approximately 4.9% of the Company Shares outstanding on such date. We believe that all such Directors and executive officers intend to vote all such shares held by them in favor of the election of the nominees for Director named herein and the ratification of the re-appointment of Arthur Andersen LLP as the Company's independent auditors and against the stockholder proposal described below.

     Directors are elected by a plurality of the votes actually cast. Ratification of the re-appointment of Arthur Andersen LLP as the Company's independent auditors and approval of the stockholder proposal each require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Accordingly, shares that are not voted with respect to the election of Directors, the re-appointment of auditors or the stockholder proposal will not have any effect on the outcome of such matters.

PROXIES

     Each Company Share represented by a properly authorized proxy will be voted at the Annual Meeting in accordance with the stockholder instructions specified thereon, unless such proxy previously has been revoked. If no instructions are specified, such Company Shares will be voted FOR the election of each of the nominees for Director named herein, FOR ratification of the re-appointment of Arthur Andersen LLP as the Company's independent auditors and AGAINST the stockholder proposal described below.

     Stockholders may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

        By Telephone:  By calling toll-free 1-800-840-1208 and following the instructions on the proxy card.
        By Internet:   By following the instructions on the proxy card.
        By Mail:       By signing, dating and mailing the enclosed proxy card.

     If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Board believes that the Annual Meeting should be adjourned, the Annual Meeting may be adjourned by the stockholders entitled to vote thereat present in person or by proxy. If the Board proposes to adjourn the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on such adjournment all Company Shares for which such persons have voting authority. It is intended that such persons will vote on any such matter in accordance with the recommendation of the Board.

     A stockholder of the Company may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Company an instrument of revocation bearing a date later than the date of the proxy, (ii) properly executing a new proxy with a later date relating to the same Company Shares and delivering such proxy to the Secretary of the Company, (iii) using the telephone or Internet as instructed on the proxy card or (iv) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any instrument of revocation should be sent to: Starwood Hotels & Resorts Worldwide, Inc., 777 Westchester Avenue, White Plains, New York 10604, Attention: Secretary.

                             ELECTION OF DIRECTORS

     The Board is divided into three classes. One class is elected at each annual meeting of stockholders to serve for a three-year term and until successor Directors are duly elected and qualify.

     At the Annual Meeting, the terms of three Directors are expiring. Each Director nominated for election at the Annual Meeting would, upon election, serve as a Director of the Company for a three year term expiring in 2003 and until a successor Director is duly elected and qualified. Other Directors are not up for election this year and will continue in office for the remainder of their terms. In addition, there are currently two vacancies in the class of Directors with terms expiring in 2003.

     If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of Directors to be elected at the meeting.

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2003

     JEAN-MARC CHAPUS, 40, has been Managing Director and Portfolio Manager of Trust Company of the West and President of TCW/Crescent Mezzanine L.L.C., a private investment fund, since March 1995. Prior to that time, Mr. Chapus was a Managing Director and Principal of Crescent Capital Corporation with primary responsibility for the firm's private lending and private placement activities. Mr. Chapus was a Director of the Company from August 1995 to November 1997. Mr. Chapus is currently a member of the Board of Directors of Home Asset Management Company, Magnequench International, Inc. and Auto Town, Inc. Mr. Chapus has been a Director of the Company since August 1995 and a Trustee of Starwood Hotels & Resorts (the "Trust") since April 1999.

     JONATHAN D. EILIAN, 32, has been a Senior Managing Director, Managing Director or executive officer of Starwood Capital Group, L.L.C. ("Starwood Capital") and its predecessor entities since its formation in 1991. Prior to being a founding member of Starwood Capital, Mr. Eilian served as an Associate for JMB Realty Corporation, a real estate investment firm, and for The Palmer Group, L.P., a private investment firm specializing in corporate acquisitions. Mr. Eilian is currently a Director of Starwood Financial Inc. (a publicly-traded finance company focused exclusively on real estate) ("Starwood Financial"), a member of the board of directors of Phase2Media, a member of the Young Presidents Organization and is a member of the board of the Wharton Real Estate Center. Mr. Eilian has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

     BARRY S. STERNLICHT, 39, has been the Chairman and Chief Executive Officer of the Company since September 1997 and January 1999, respectively. Mr. Sternlicht has served as Chairman and Chief Executive Officer of the Trust since January 1995. Mr. Sternlicht was Chief Executive Officer of Starwood Financial from September 1996 to November 1997 and served as the Chairman of the Board of Directors (previously the Board of Trustees) of Starwood Financial from September 1996 to April 2000. Mr. Sternlicht has been a Director (or Trustee, as applicable) of Starwood Financial since September 1996. Mr. Sternlicht also has been the President and Chief Executive Officer of Starwood Capital and its predecessor entities since its formation in 1991. Mr. Sternlicht is a member of the Urban Land Institute and of the National Multi-Family Housing Council. Mr. Sternlicht is a member of the Board of Directors of HealthMarket.com, Inc., the Juvenile Diabetes Foundation International and the Council for Christian and Jewish Understanding, is a member of the Young Presidents Organization and is on the Board of Directors of Junior Achievement for Fairfield County, Connecticut, the Greenwich YMCA and the Harvard Club in New York City. Mr. Sternlicht has been a Director of the Company since December 1994 and a Trustee of the Trust since September 1997.

     The Board unanimously recommends a vote FOR election of these nominees.

DIRECTORS WITH TERMS EXPIRING IN 2001

     MADISON F. GROSE, 46, has been a Managing Director or Senior Managing Director and General Counsel or Co-General Counsel of Starwood Capital (and its predecessor entities) since July 1992. From November 1983 through June 1992, he was a Partner in the law firm of Pircher, Nichols & Meeks. Mr. Grose is also a Director of Starwood Financial and an executive officer of Starwood Capital. Mr. Grose has been a Director of the Company since April 1999 and a Trustee of the Trust since December 1994.

     ERIC HIPPEAU, 48, has been President and Executive Managing Director of Softbank International Ventures since March 2000. Mr. Hippeau served as Chairman and Chief Executive Officer of Ziff-Davis Inc. from 1993 to March 2000. Mr. Hippeau joined Ziff-Davis Inc. in 1989 as Publisher of PC Magazine, was named Executive Vice President in 1990 and President and Chief Operating Officer in February 1991. Prior to joining Ziff-Davis Inc., Mr. Hippeau held a number of positions with International Data Group ("IDG"), including Vice President of Computer Publications in Latin America and Publisher of IDG's InfoWorld magazine. Mr. Hippeau is a Director of Ziff-Davis Inc., Global Crossing Ltd. and Yahoo! Inc. Mr. Hippeau has been a Director of the Company and a Trustee of the Trust since April 1999.

     EARLE F. JONES, 73, was the Chairman of the Board of the Company from February 1989 to September 1997. He has been Co-Chairman since 1988 of Mississippi Management, Inc. d/b/a MMI Hotel Group, a hotel company, and is the Co-Chairman of MMI Dining Systems. From 1967 to 1968, Mr. Jones was President of the International Association of Holiday Inns and served two terms as a director. Mr. Jones is a member of the board of trustees for each of the Jackson Municipal Airport Authority, Greater Jackson Foundation, Millsaps College and Jackson 2000, and is Co-Chairman of the Mississippi Olympic Committee. Mr. Jones is also President of MM Louisiana, Inc. (a wholly owned subsidiary of Mississippi Management Inc.), Inn of Lake City, Inc., Seas, Inc., Orlando Plaza Hotel Corp. and Cabot Lodge, Inc. He is a general partner of Gainesville Cabot Lodge, Ltd., Jackson North Cabot Lodge Ltd. and Hattiesburg Cabot Lodge, Ltd. Mr. Jones is a general partner of Orlando Plaza Suite Hotel, Ltd-A, which filed a petition under Chapter 11 of the U.S. Bankruptcy Code in May 1996. An order confirming the debtor's plan of restructuring was issued by the court on January 27, 1997. Mr. Jones has been a Director of the Company since September 1985 and a Trustee of the Trust since April 1999.

     GEORGE J. MITCHELL, 66, has been Special Counsel to the law firm of Verner, Liipfert, Bernhard, McPherson and Hand since January 1995. Senator Mitchell served as a United States Senator from January 1980 to January 1995, and was the Majority Leader from 1989 to 1995. Senator Mitchell serves as a director of The Walt Disney Company, Federal Express Corporation, Xerox Corporation, UNUM/Provident Corp., Casella Waste Systems, Inc., Unilever N.V. and Staples, Inc. In addition, Senator Mitchell serves as President of the Economic Club of Washington. From 1995 to 1997, Senator Mitchell served as the Special Advisor to the President of the United States on economic initiatives in Ireland. At the request of the British and Irish Governments, he served as Chairman of the International Commission on Disarmament in Northern Ireland, and as Chairman of the peace negotiations in Northern Ireland. Senator Mitchell has been a Director of the Company since April 1999 and a Trustee of the Trust since November 1997.

     DANIEL W. YIH, 41, has been a general partner of Chilmark Partners, L.P. since June 1995. Mr. Yih served as interim Chief Financial Officer of Midway Airlines (from September 1995 to December 1995), President of Merco-Savory, Inc., a manufacturer of food preparation equipment (from March 1995 to June
1995), and as a senior executive of Welbilt Corporation (from September 1993 to March 1995). Mr. Yih has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

DIRECTORS WITH TERMS EXPIRING IN 2002

     BRUCE W. DUNCAN, 48, has been the Chairman, President and Chief Executive Officer of The Cadillac Fairview Corporation Limited, a real estate operating company, since December 1995. From October 1994 to December 1995, Mr. Duncan was President of Blakely Capital, Inc., a private firm focusing on investments in real estate and telecommunications. From January 1992 to October 1994, Mr. Duncan was President and Co-Chief Executive Officer of JMB Institutional Realty Corporation providing advice and management for investments in real estate by tax-exempt investors and from 1978 to 1992, he worked for JMB Realty Corporation where he served as Executive Vice President and a member of the Board of Directors. Mr. Duncan is a trustee of Amresco Capital Trust and Kenyon College, is a member of the Board of Directors of The Cadillac Fairview Corporation Limited, NAREIT and the Canadian Institute of Public Real Estate Companies. Mr. Duncan has been a Director of the Company since April 1999 and a Trustee of the Trust since August 1995.

     MICHAEL A. LEVEN, 62, has been the Chairman of the Board, President and Chief Executive Officer of U.S. Franchise Systems, Inc. a hotel franchising and development company, since September 1995. From October 1990 to September 1995, Mr. Leven was President and Chief Operating Officer of Holiday Inn Worldwide, Inc., a hotel operating company. Mr. Leven is a director of U.S. Franchise Systems, Inc. and Servico, Inc. Mr. Leven is also a member of the Board of Governors and the Chairman of the BioMedical Services Board of the American Red Cross. Mr. Leven has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

     STEPHEN R. QUAZZO, 40, has been the Managing Director, Chief Executive Officer and co-founder of Transwestern Investment Company, L.L.C., a real estate principal investment firm, since March 1996. From April 1991 to March 1996, Mr. Quazzo was President of Equity Institutional Investors, Inc., a subsidiary of Equity Group Investments, Inc., a Chicago-based holding company controlled by Samuel Zell. Mr. Quazzo is an advisory board member of City Year Chicago. Mr. Quazzo has been a Director of the Company since April 1999 and a Trustee of the Trust since August 1995.

     DANIEL H. STERN, 39, has been the President of Reservoir Capital Group, L.L.C., a New York-based investment management firm, since July 1997. Mr. Stern was a Trustee of the Trust from August 1995 to November 1997. From December 1992 to July 1997, Mr. Stern was President of Ziff Brothers Investments, L.L.C., a diversified investment management firm. Mr. Stern is also a Trustee of the Big Apple Circus and the Lincoln Center Film Society. Mr. Stern was a Trustee of the Trust from August 1995 to November 1997. Mr. Stern has been a Director of the Company since November 1997 and a Trustee of the Trust since April 1999.

     RAYMOND S. TROUBH, 73, is a financial consultant and a former Governor of the American Stock Exchange. He was also a general partner of Lazard Freres & Co., an investment banking firm. Mr. Troubh is a director of ARIAD Pharmaceuticals, Inc., Diamond Offshore Drilling, Inc., Foundation Health Systems, Inc., General American Investors Company, Olsten Corporation, Triarc Companies, Inc. and WHX Corporation and is a Trustee of MicroCap Liquidating Trust and Petrie Stores Liquidating Trust. Mr. Troubh has been a Director of the Company since April 1999 and a Trustee of the Trust since April 1998.

BOARD MEETINGS AND COMMITTEES

     In 1999, the full Board met 16 times. In addition to meetings of the full Board, Directors attended meetings of individual Board committees and often considered issues separate from these meetings. For the incumbent Board as a whole, attendance in 1999 at full Board and committee meetings exceeded 89%. Each Director attended at least 75% of the meetings of the full Board and committees on which he or she served except Messrs. L. Dennis Kozlowski (no longer a Director) and Michael A. Leven.

     The Board has established Executive, Audit, Compensation and Option Committees and the Nominating Committee, the principal functions of which are described below.

     Executive Committee. To the extent permitted by law, the Executive Committee is authorized to exercise the power of the Board with respect to the management of the business and affairs of the Company between meetings of the Board, except that the Executive Committee may not authorize dividends on stock, issue stock except in the limited circumstances permitted by statute, recommend to the stockholders any action which requires stockholder approval, amend the Company's Bylaws, or approve any merger or share exchange. During 1999, the Executive Committee of the Company met on an informal basis. The Executive Committee is currently comprised of Messrs. Sternlicht and Eilian.

     Audit Committee. The Audit Committee provides oversight regarding accounting, auditing and financial reporting practices of the Company, as well as oversight regarding related party transactions. The Audit Committee selects, subject to the approval of the Board, the firm of independent public accountants to serve as auditors with whom it discusses the scope and results of their audit. The Audit Committee also discusses with the independent public accountants and with management financial accounting and reporting principles, policies and practices and the adequacy of the Company's accounting, financial and operating controls. The Audit Committee met seven times during 1999. The Audit Committee is currently comprised of Messrs. Yih (chairman), Jones and Quazzo.

     Compensation and Option Committee. Prior to October 1999, the Compensation Committee of the Board made recommendations to the Board with respect to the salaries and other compensation to be paid to the Company's executive officers and the Option Committee of the Board administered the Company's employee benefit plans, including the Company's Long-Term Incentive Plan (the "1999 LTIP"). The Compensation and Option Committee was formed in October 1999 by combining the functions of the Compensation Committee and the Option Committee. From January through September 1999, the Compensation Committee met 15 times and the Option Committee met 15 times; during the remainder of 1999, the Compensation and Option Committee met formally four times and informally at other times. The Compensation and Option Committee is currently comprised of Messrs. Duncan, Hippeau (chairman) and Troubh.

     Nominating Committee. The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors; developing and reviewing background information for candidates; making recommendations to the Board regarding such candidates; and reviewing and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The Nominating Committee is currently comprised of Messrs. Duncan (chairman), Mitchell and Sternlicht.

COMPENSATION OF DIRECTORS

     Directors of the Company who are employees of the Company receive no fees for their services as Directors. Non-employee Directors receive separate compensation for their service. That compensation includes:

Annual Fee:      $50,000 per Director, payable in four equal installments of
                 Company Shares and class B shares of beneficial interest
                 ("Class B Shares") of the Trust that are attached and traded together as "Shares" (based on the market value of a Share on the preceding December 31). A Director may elect to receive up to one half of the Annual Fee in cash and may defer (at an annual interest rate of LIBOR plus 1 1/2% for deferred cash amounts) any or all of his or her Annual Fee.

Attendance Fees: $750 for each Board meeting ($500 in the case of a telephonic meeting). $500 for each Committee meeting ($1,000 for the chairman of the Committee). Reimbursement of expenses related to attendance.

Options:         Annual grants of options for 4,500 Shares under the 1999 LTIP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that Directors and executive officers of the Company, and persons who own more than 10 percent of the outstanding Shares, file with the Securities and Exchange Commission (the "SEC") (and provide a copy to the Company) certain reports relating to their ownership of Shares and other equity securities of the Company.

     To the Company's knowledge, based solely on a review of the copies of these reports furnished to the Company for the fiscal year ended December 31, 1999, and written representations that other reports were not required, all Section 16(a) filing requirements applicable to its Directors, executive officers and greater than 10 percent beneficial owners were complied with for the most recent fiscal year, except that Earle F. Jones failed to timely file a Form 4 in January 2000 reporting a transfer of Shares to a charitable annuity trust in December 1999 and L. Dennis Kozlowski failed to timely file a Form 4 in October 1999 reporting a purchase of Shares in September 1999.

             RATIFICATION OF RE-APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board has re-appointed Arthur Andersen LLP as the Company's independent auditors for 2000 and is requesting ratification of such appointment by the stockholders. Arthur Andersen LLP has examined the financial statements of the Company each fiscal year since 1998 and, prior to the Company's acquisition of ITT Corporation ("ITT") in 1998, Arthur Andersen LLP had been ITT's long-time independent auditors.

     On April 24, 1998, the Company replaced PricewaterhouseCoopers LLP with Arthur Andersen LLP as the Company's independent accountants. Arthur Andersen LLP were the auditors of ITT and of Westin Hotels & Resorts Worldwide, Inc. and certain affiliates ("Westin") prior to such entities' acquisition by the Company. The Audit Committee of the Board participated in and approved the decision to change independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the fiscal years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with PricewaterhouseCoopers LLP's audits for the Company's fiscal years ended December 31, 1996 and 1997 and through April 24, 1998, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years. During the Company's fiscal years ended December 31, 1996 and 1997 and through April 24, 1998, there were no reportable events, as defined in Regulation S-K Item 304(a)(1)(v). During the Company's fiscal years ended December 31, 1996 and 1997 and through April 24, 1998, there were no consultations with Arthur Andersen LLP regarding the application of accounting principles to any transaction, or the type of audit opinion that might be rendered on the Company's financial statements, where either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

     If this proposal to re-appoint Arthur Andersen LLP is defeated, the adverse vote will be considered as a direction to the Board to select other independent auditors for the 2001 fiscal year. However, because of the difficulty and expense of making any substitution of independent auditors after the beginning of a fiscal period, it is contemplated that the appointment for 2000 will be permitted to stand unless the Board finds other reasons for making a change.

     During 1999, Arthur Andersen LLP performed recurring audit services, including the examination of annual financial statements, limited reviews of quarterly financial information and certain statutory audits of hotel properties. Arthur Andersen LLP also performed services for the Company in other business areas during 1999, including tax and accounting related services.

     Representatives of Arthur Andersen LLP will attend the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

     The Board unanimously recommends a vote FOR ratification of the re-appointment of Arthur Andersen LLP as the Company's independent auditors.

          STOCKHOLDER PROPOSAL: DISCONTINUANCE OF THE CLASSIFIED BOARD

     Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington D.C., 20037, owning of record 200 Shares, has given notice that she intends to present at the Annual Meeting the following resolution:

          "RESOLVED: That the stockholders of Starwood recommend that the Board of Directors take the necessary steps to reinstate the election of directors ANNUALLY, instead of the stagger system which was recently adopted."

          "REASONS: The great majority of New York Stock Exchange listed corporations elect all of their directors each year."

          "This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board."

          "If you AGREE, please mark your proxy FOR this resolution."

After careful consideration, the Board unanimously recommends a vote AGAINST approval of this proposal.

     Classified boards of directors are common among large public corporations. In fact, the majority of corporations included in the S&P 500 currently have classified boards of directors.

     The Company's Board has been classified since January 1995, well before the Company (i) acquired Westin and ITT in 1998 and (ii) was restructured in early 1999. The Company's classified Board was an integral part of the Company's overall governance structure as disclosed to investors who have purchased or considered purchasing Starwood's equity in private and public offerings, as well as in Starwood's annual proxy statements, as well as to the stockholders of ITT and Westin when they voted to approve Starwood's acquisitions of their companies. In addition, when the restructuring of the Company (the "Restructuring") was approved in January 1999, holders of more than 74% of the Company's voting securities voted to approve the Restructuring, including the amendment and restatement of the Company's Articles of Incorporation. Those Articles of Incorporation, which were described in detail and included in full in the proxy statement relating to the Restructuring, retained the Board's classified structure.

     The Board believes that the election of directors by classes enhances the likelihood of continuity and stability of the Board and its policies. When directors are elected by classes, a change in the composition of a majority of the Board normally requires at least two stockholder meetings, instead of one. Board classification is also intended to encourage any person seeking to acquire control of Starwood to initiate that action through arm's length negotiations with management and the Board, who are in a position to negotiate a transaction that is fair to all of our stockholders. As a result, our classified Board reduces Starwood's vulnerability to certain potentially abusive takeover tactics; while the Board does not preclude unsolicited acquisition proposals, by eliminating the threat of imminent removal, the incumbent Board is positioned to act to maximize the value to you of a potential acquisition.

     In addition, with a classified Board, it is more likely that a majority of directors will have prior Starwood Board experience, thereby facilitating the mid- and long-range planning of our business.

     The Board firmly believes that directors elected for staggered terms are just as accountable to you as they would be if elected annually. For all of these reasons, the Board continues to believe that the classified system is advantageous to Starwood and to you.

     Lastly, under applicable Maryland law and the Company's By-Laws, the amendments contemplated by the stockholder proposal must first be approved by the Board and are not subject to stockholder approval. The Board has not approved the stockholder proposal. Thus, a vote in favor of the stockholder proposal is only an advisory recommendation to the Board that it take steps consistent with such stockholder proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

     To the knowledge of Starwood, as of March 31, 2000 no person "beneficially owned" 5% or more of the Shares, except as follows. In general, "beneficial ownership" includes those shares a person or entity has the power to vote, or the power to transfer, and stock options or other derivative securities that are exercisable currently or become exercisable within 60 days.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP     PERCENT OF CLASS
------------------------------------                          ----------    ----------------
FMR Corp....................................................  19,053,643(1)      10.772%(1)
82 Devonshire Street
Boston, Massachusetts 02109
Legg Mason, Inc.............................................  12,101,323(2)        6.40%(2)
100 Light Street
Baltimore, Maryland 21202

---------------
(1) Based on information contained in Schedule 13G, dated May 10, 1999 (the "Schedule 13G"), filed with respect to the Company, 17,748,708 Shares are held by Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. ("FMR"), and 1,304,935 Shares are held by Fidelity Management Trust Company ("Fidelity 2"), a wholly owned subsidiary of FMR, as a result of Fidelity acting as investment adviser to various investment companies and Fidelity 2 serving as investment manager of certain institutional accounts. According to such Schedule 13G, FMR and Edward C. Johnson 3d, Chairman of FMR, each have sole voting power with respect to 1,280,616 Shares and dispositive power with respect to 19,053,643 Shares. Based on additional information contained in the Schedule 13G, the Company believes that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Shares held by FMR, and that no one person's interest in such Shares is more than five percent of the total outstanding Shares as of May 10, 1999. Also pursuant to the Schedule 13G, through ownership of voting common stock and the execution of a certain shareholder's voting agreement, members of the Edward C. Johnson 3d family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(2) Based on information contained in Schedule 13G, dated February 2000 (the "Legg Mason Schedule 13G") filed with respect to the Company, the following subsidiaries of Legg Mason, Inc. hold the number of shares indicated as of December 31, 1999: (i) Bartlett & Co. holds 1,744 Shares as investment adviser with discretion, (ii) Gray, Seifert & Co., Inc. holds 100 Shares as investment adviser with discretion, (iii) Legg Mason Capital Management, Inc. holds 2,452,842 Shares as investment adviser with discretion, (iv) Legg Mason Fund Adviser, Inc. holds 9,580,006 Shares as investment adviser with discretion, (v) Legg Mason Trust, fsb holds 4,395 Shares as investment adviser with discretion, and (vi) Legg Mason Wood Walker, Inc. holds 62,236 Shares as investment adviser and broker/dealer with discretion. According to the Legg Mason Schedule 13G, each such subsidiary has shared voting power and shared dispositive power with respect to the Shares it holds, except that Legg Mason Fund Adviser, Inc. has sole voting power with respect to the 9,580,006 Shares that it holds.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the beneficial ownership of Shares, as of March 31, 2000 by each Director of the Company and each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" who owns Shares and by all Directors and current executive officers of the Company as a group. Except as otherwise provided below, each beneficial owner has sole voting and investment power with respect to all Shares beneficially owned.

                                                               NUMBER OF SHARES        PERCENT
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED     OF CLASS(1)
------------------------                                      ------------------     -----------
Susan R. Bolger.............................................         306,608(2)        (3)
Ronald C. Brown.............................................         268,763(2)        (3)
Jean-Marc Chapus............................................          38,816(2)        (3)
Bruce W. Duncan.............................................          60,815(2)        (3)
Jonathan D. Eilian..........................................         135,816(2)        (3)
Steven R. Goldman...........................................         377,289(2)(4)     (3)
Madison F. Grose............................................         371,989(2)(5)     (3)
Eric Hippeau................................................           7,057(2)        (3)
Thomas C. Janson, Jr........................................          56,956(2)        (3)
Earle F. Jones..............................................          49,380(2)        (3)
Michael A. Leven............................................          35,316(2)        (3)
George J. Mitchell..........................................          15,216(2)        (3)
Richard D. Nanula...........................................             -0-(6)        (3)
Stephen R. Quazzo...........................................          41,763(2)(7)     (3)
Daniel H. Stern.............................................         147,798(2)(8)     (3)
Barry S. Sternlicht.........................................       8,170,903(2)(9)    3.96  %
Raymond S. Troubh...........................................          22,952(2)        (3)
Daniel W. Yih...............................................          46,077(2)        (3)
All Directors and executive officers as a group (18
  persons)..................................................      10,153,514          4.89  %

---------------
(1) Based on the number of Shares outstanding on March 31, 2000 and Shares issuable on exercise of options exercisable within 60 days from March 31, 2000 or on exchange of class A exchangeable preferred shares of the Trust ("Class A EPS"), class B exchangeable preferred shares of the Trust ("Class B EPS") or limited partnership units ("Partnership Units") of SLC Operating Limited Partnership ("Operating Partnership") or SLT Realty Limited Partnership ("Realty Partnership") for Shares.

(2) Includes Shares subject to presently exercisable options, as follows:
    293,400 for Ms. Bolger; 228,001 for Mr. Brown; 31,500 for Mr. Chapus, Mr. Duncan, Mr. Leven, Mr. Quazzo, Mr. Stern and Mr. Yih; 129,000 for Mr. Eilian; 308,168 for Mr. Goldman; 194,000 for Mr. Grose; 5,449 for Mr. Hippeau; 47,500
    for Mr. Janson; 22,500 for Mr. Jones; 11,910 for Senator Mitchell; 4,317,834 for Mr. Sternlicht; and 10,035 for Mr. Troubh.

(3) Less than 1%.

(4) Includes Shares subject to presently exercisable options as described in footnote (2) above and Partnership Units that are exchangeable for 24,165 Shares.

(5) Includes Shares subject to presently exercisable options as described in footnote (2) above, Class A EPS and Class B EPS that are exchangeable for an aggregate of 3,224 Shares and Partnership Units that are exchangeable for an aggregate of 44,850 Shares. This amount also includes Class A EPS and Class B EPS that are exchangeable for an aggregate of 27,602 Shares and Partnership Units that are exchangeable for an aggregate of 22,040 Shares, all owned by Mr. Grose's wife. Also included in this amount are Class A EPS and Class B EPS that are exchangeable for 27,602 Shares and Partnership Units that are exchangeable for 30,255 Shares owned indirectly through a trust created by Mr. Grose.

(6) Based on information available to the Company, the Company believes that Mr. Nanula owns no Shares.

(7) Includes Shares subject to presently exercisable options as described in footnote (2) above. Also includes 9,566 Shares held by a trust of which Mr. Quazzo is settlor and over which he shares investment control, and 397 Shares owned by a trust of which Mr. Quazzo's wife is settlor and over which she exercises some investment control.

(8) Includes Shares subject to presently exercisable options as described in footnote (2) above, Class A EPS and Class B EPS exchangeable for an aggregate of 23,374 Shares and Partnership Units exchangeable for an aggregate 89,108 Shares.

(9) Mr. Sternlicht may be deemed to beneficially own, directly or through entities controlled by him, 365,040 Shares and may be deemed to have either sole or shared power to vote and dispose of such Shares. Mr. Sternlicht may also be deemed to beneficially own Shares subject to presently exercisable options as described in footnote (2) above and Class A EPS and Class B EPS that are exchangeable for an aggregate of 428,816 Shares. Mr. Sternlicht holds, directly or through trusts created by him for the benefit of members of his family, Partnership Units that are exchangeable for an aggregate of 571,423 Shares. Entities controlled by Mr. Sternlicht may be deemed to hold Class A EPS and Class B EPS that are exchangeable for an aggregate of 149,268 Shares, and Partnership Units that are exchangeable for an aggregate of 2,338,522 Shares. Mr. Sternlicht has disclaimed beneficial ownership of all such Shares, Class A EPS, Class B EPS and Partnership Units except to the extent of his actual pecuniary interest therein.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Summary Compensation Table below shows the compensation for Starwood's past three fiscal years for each person who acted as Chief Executive Officer of the Company during 1999 and for the four other executive officers of the Company who were serving as executive officers on December 31, 1999. In prior years, the Joint Proxy Statement of Starwood has included separate Summary Compensation Tables for the Company and the Trust. However, since the Trust became a subsidiary of the Company on January 6, 1999, Starwood believes that it is more appropriate to provide a single Summary Compensation Table for Starwood as a whole. The Restructuring has been treated as an amalgamation of companies for purposes of reporting executive compensation in this Proxy Statement, and, accordingly, the reporting of executive compensation herein has been made on a combined basis, taking into account both the Company and the Trust before the Restructuring.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM COMPENSATION
                                                                  ---------------------------------
                                          ANNUAL COMPENSATION                          SECURITIES
                                         ----------------------   RESTRICTED STOCK     UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR   SALARY($)    BONUS($)     AWARD(S)($)(1)     OPTIONS(#)(2)   COMPENSATION($)
---------------------------       ----   ---------   ----------   ----------------    -------------   ---------------
Barry S. Sternlicht.............  1999   1,000,008    1,237,500         549,999(4)      1,500,000              -0-
  Chairman and Chief              1998   1,000,008    3,500,000                         2,500,000(5)     2,551,826(6)
  Executive Officer               1997     307,500    2,650,000                           400,000
Richard D. Nanula...............  1999     316,664          -0-             -0-           500,000        1,690,399(8)
  Former President and Chief      1998     624,163    1,400,000      15,825,000(7)      3,000,000          470,468(8)
  Operating Officer
Susan R. Bolger.................  1999     339,228          -0-                            90,000           63,547(9)
  Former Executive Vice
  President,....................  1998     304,173      525,000                           140,000          527,178(9)
  Human Resources                 1997     196,923      175,000                            18,400           93,602(9)
Ronald C. Brown.................  1999     399,998      608,175          99,975(3)(10)      90,000         131,091(11)
  Executive Vice President and    1998     316,671      675,000                           140,000          455,813(11)
  Chief Financial Officer         1997     200,000      250,000                            40,000
Steven R. Goldman...............  1999     339,769      316,500          99,975(3)(12)      90,000          57,236(13)
  Executive Vice President,       1998     316,671      600,000                           140,000          873,499(13)
  Acquisitions and Development    1997     200,000      250,000                            50,000
Thomas C. Janson, Jr............  1999     458,441      625,000          99,975(3)(14)      90,000         283,102(15)
  Executive Vice President,       1998     112,500      450,000         151,875(14)       100,000
  General Counsel and Secretary

---------------
 (1) Value is calculated by multiplying the number of Shares by the closing market price of the Shares on the date of grant. Dividends are paid to the holders of such restricted stock awards.

 (2) For information with respect to options granted in 1999, see "Option/SAR Grants in Last Fiscal Year" below.

 (3) In accordance with the Company's Annual Incentive Plan, 25% of each executive's annual bonus was paid in restricted Shares, which number of Shares was grossed up by approximately 33%.

 (4) In accordance with the Company's 1999 Annual Incentive Plan for Certain Executives, 25% of Mr. Sternlicht's annual bonus was paid in restricted Shares, which number of Shares was grossed up by approximately 33%. Mr. Sternlicht was granted a restricted stock award of 24,512 Shares in March 2000 for performance in 1999. The value of these Shares at December 31, 1999 would have been $576,032, based on the closing price of a share on The New York Stock Exchange, Inc. (the "NYSE") on such date ($23.50).

 (5) Subsequent to the grant of these options to Mr. Sternlicht in February 1998, Mr. Sternlicht transferred a total of 500,000 options to third parties.

 (6) Amount consists of a taxable payment to Mr. Sternlicht in 1998 in respect of restricted stock awards that vested upon consummation of the merger with ITT.

 (7) Mr. Nanula was granted a restricted stock award of 300,000 Shares in 1998, all of which vested in full prior to his termination in April 1999. The value of these Shares at December 31, 1999 was $7,050,000, based on the closing price of a Share on the NYSE on such date ($23.50).

 (8) Amounts include (a) taxable reimbursement of relocation expenses for Mr. Nanula, including a related tax gross-up payment, in the amounts of $99,232 in 1999 and $466,261 in 1998, (b) home office stipend of $24,500 for Mr. Nanula in 1999, and (c) severance pay of $1,566,667 for Mr. Nanula in 1999.

 (9) Amounts include (a) taxable reimbursement of relocation expenses, including a related tax gross-up payment, in the amounts of $93,602 in 1997 and $219,425 in 1998, (b) imputed interest relating to a five-year, non-interest-bearing loan from Starwood relating to the purchase of a home in Westchester County, New York, amounting to $31,974 in 1998 and $63,547 in 1999, and (c) a taxable payment of $275,167 to Ms. Bolger in 1998 in respect of restricted stock awards that vested upon consummation of the merger with ITT.

(10) Mr. Brown was granted a restricted stock award of 4,456 Shares in March 2000 for performance in 1999. The value of these Shares at December 31, 1999 would have been $104,716 based on the closing price of a Share on the NYSE on such date ($23.50).

(11) Amounts include (a) a taxable reimbursement of relocation expenses, including a related tax gross-up payment, in the amount of $97,962 in 1999 for Mr. Brown, (b) imputed interest relating to a five-year, non-interest-bearing loan from Starwood relating to the purchase of a home in Fairfield County, Connecticut, amounting to $33,129 in 1999, and (c) a taxable payment of $455,813 to Mr. Brown in 1998 in respect of restricted stock awards that vested upon consummation of the merger with ITT.

(12) Mr. Goldman was granted a restricted stock award of 4,456 Shares in March 2000 for performance in 1999. The value of these Shares at December 31, 1999 would have been $104,716, based on the closing price of a Share on the NYSE on such date ($23.50).

(13) Amounts include (a) taxable reimbursement of relocation expenses for Mr. Goldman in the amount of $50,200 in 1998, (b) imputed interest relating to a five-year, non-interest-bearing loan from Starwood to relating to the purchase of a home in Fairfield County, Connecticut, amounting to $28,215 in 1998 and $57,236 in 1999, and (c) a taxable payment of $795,000 to Mr. Goldman in 1998 in respect of restricted stock awards that vested upon consummation of the merger with ITT.

(14) Mr. Janson was granted a restricted stock award of 4,456 Shares in March 2000 for performance in 1999; the value of these Shares at December 31, 1999 would have been $104,716, based on the closing price of a Share on the NYSE on such date ($23.50). Mr. Janson was granted a restricted stock award of 5,000 Shares in October 1998; the value of these Shares at December 31, 1999 was $117,500, based on the closing price of a Share on the NYSE on such date ($23.50).

(15) Amount consists of (a) taxable reimbursement of relocation expenses in the amount of $240,424 in 1999, and (b) imputed interest relating to a five-year, non-interest-bearing loan from Starwood relating to the purchase of a home in Fairfield County, Connecticut, amounting to $42,678 for Mr. Janson in 1999.

OPTION GRANTS

     The following table gives more information on options granted during the last fiscal year to each of the executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE VALUE
                             NUMBER OF      % OF TOTAL                                 AT ASSUMED ANNUAL RATES
                             SECURITIES    OPTIONS/SARS                              OF STOCK PRICE APPRECIATION
                             UNDERLYING     GRANTED TO    EXERCISE OF                    FOR OPTION TERM(1)
                            OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------------
           NAME               GRANTED      FISCAL YEAR      ($/SH.)        DATE         5%($)          10%($)
           ----             ------------   ------------   -----------   ----------   ------------   ------------
Barry S. Sternlicht.......   1,500,000        15.97          24.00      1/27/2009     22,640,207     57,374,729
Richard D. Nanula.........     500,000         5.32          24.00      1/27/2009      7,546,736     19,124,910
Susan R. Bolger...........      90,000          .96          24.00      1/27/2009      1,358,412      3,442,484
Ronald C. Brown...........      90,000          .96          24.00      1/27/2009      1,358,412      3,442,484
Steven R. Goldman.........      90,000          .96          24.00      1/27/2009      1,358,412      3,442,484
Thomas C. Janson, Jr......      90,000          .96          24.00      1/27/2009      1,358,412      3,442,484

---------------
(1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Shares. The gains reflect a future value, based upon the closing market price of a Share on the applicable grant date, and assume annual growth at these prescribed rates. Options have value to recipients, including the named executive officers, only if the price of Shares advances beyond the grant date price shown in the table during the option term.

     The exercise price of each of the options listed in the table above is equal to the fair market value of a Share on the applicable grant date. Each of the options listed in the table vests in four equal installments commencing on the first anniversary of the applicable grant date.

OPTION EXERCISES AND HOLDINGS

     The following table shows the number and value of stock options (exercised and unexercised) during the last fiscal year held by each of the executive officers named in the Summary Compensation Table.

                    AGGREGATED OPTION/SAR EXERCISES IN 1999
                    AND DECEMBER 31, 1999 OPTION/SAR VALUES

                                                             NUMBER OF SHARES             VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                             OPTIONS/SARS AT                 OPTIONS/SARS AT
                          SHARES                            FISCAL YEAR-END(#)            FISCAL YEAR-END($)(1)
                        ACQUIRED ON       VALUE        ----------------------------    ---------------------------
         NAME           EXERCISE(#)   REALIZED($)(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
         ----           -----------   --------------   -----------    -------------    -----------   -------------
Barry S. Sternlicht...         --              --       3,942,833(2)    2,166,667(2)    5,381,458         --
Richard D. Nanula.....    250,000       3,000,000              --              --              --         --
Susan R. Bolger.......         --              --         110,067         183,333              --         --
Ronald C. Brown.......         --              --         158,834         196,666          78,000         --
Steven R. Goldman.....         --              --         239,001         199,999         657,440         --
Thomas C. Janson,
  Jr..................         --              --          25,000         165,000              --         --

---------------
(1) Value is calculated by subtracting the exercise price from the fair market value of the Share underlying the option on the exercise date (in the case of options exercised) or at December 31, 1999 (in the case of unexercised "in-the-money" options) and multiplying the result by the number of Shares for which the option was exercised or is in-the-money, as the case may be. Fair market value at December 31, 1999 was calculated based upon the average of the high and low sales prices of a Share as reported by the NYSE for that date ($23.6250). There is no assurance that if and when any such in-the-money option is exercised, the option will have this value.

(2) Excludes 500,000 options granted to Mr. Sternlicht in 1998 that were subsequently transferred by him to third parties.

EMPLOYMENT AND COMPENSATION AGREEMENTS WITH EXECUTIVE OFFICERS

     Barry S. Sternlicht and the Company have entered into a new employment agreement, dated as of January 1, 2000, pursuant to which Mr. Sternlicht has agreed to continue to serve as the Chairman and Chief Executive Officer of the Company until at least December 31, 2002. Mr. Sternlicht receives a minimum annual base salary of $1,000,000. Mr. Sternlicht also is entitled to receive an annual bonus of not less than $1,325,000 if certain performance measurements are attained during the term of his employment agreement. In addition, Starwood has agreed to purchase for Mr. Sternlicht a $10,000,000 life insurance policy. In March 2000, Starwood granted to Mr. Sternlicht an option to purchase 1,500,000 Shares, exercisable at $21.8125 per Share. This option vests in three equal installments, subject generally to Mr. Sternlicht's continued employment by Starwood. The option becomes exercisable with respect to the first installment of 500,000 Shares on December 31, 2000; the option becomes exercisable with respect to the second installment of Shares on the later of December 31, 2001 and the first date following January 1, 2000 upon which the Shares trade on the NYSE at a price per Share of $25.59 or more; and the option becomes exercisable with respect to the third installment of Shares on the later of December 31, 2002 and the first date following January 1, 2000 upon which the Shares trade on the NYSE at a price per Share of $30.06 or more; provided, however, that any portion of the option not exercisable on December 31, 2004 will become exercisable on such date. Mr. Sternlicht's employment is terminable by Starwood with or without cause. In the event Mr. Sternlicht's employment is terminated by Starwood other than for "cause" or by Mr. Sternlicht for "good reason," Starwood will pay to Mr. Sternlicht as a severance benefit an amount equal to two times the sum of his annual base salary then in effect plus the highest amount paid to him as a bonus during the preceding three years. In addition, all then unvested awards made to Mr. Sternlicht will vest in full, subject to certain exceptions, and the Company will also continue to provide medical benefits coverage during the one year period after the date of termination.

     Richard D. Nanula and the Company entered into a Separation Agreement, dated as of April 30, 1999, in connection with the termination of his employment as the Company's President and Chief Operating Officer effective as of April 30, 2000. Pursuant to such agreement, the Company paid to Mr. Nanula, $1,175,000 in April 1999, and is obligated to make monthly payments of $48,958.33 to him for a two year period after the termination date. Options to purchase up to 250,000 Shares previously granted to Mr. Nanula vested on the termination date and Mr. Nanula was allowed until December 31, 1999 to exercise such options, which he did in May 1999. All other stock options and awards previously granted to Mr. Nanula were terminated (except that nothing in the Separation Agreement modified Mr. Nanula's rights with respect to 300,000 restricted Shares awarded to him under the Company's 1995 Long-Term Incentive Plan). The agreement also obligated the Company to provide to Mr. Nanula, for one year after the termination date (or until he became otherwise employed) with reasonable office space and services or, if Mr. Nanula so elected, to pay Mr. Nanula a monthly stipend of $3,500 in lieu of such space and services. The Company paid Mr. Nanula the $3,500 monthly stipend for seven months, ending on November 15, 1999.

     Susan R. Bolger and the Company entered into a Separation Agreement, dated as of February 10, 2000, in connection with the termination of her employment as the Company's Executive Vice President of Human Resources effective as of February 15, 2000. Pursuant to such agreement, the Company paid to Ms. Bolger $773,500 in March 2000, and is obligated to make salary continuation payments to her at an annual rate of $556,750, payable in monthly installments of $46,395.83 in arrears, during the period beginning on February 15, 2001 and ending on February 15, 2002, unless and until Ms. Bolger obtains other employment (including self-employment). Once Ms. Bolger is otherwise employed, the Company's monthly obligations will be decreased by the aggregate amount of compensation she obtains from her new employment. Also pursuant to such Separation Agreement, the Company allowed Ms. Bolger to defer repayment of a certain home loan she received from the Company in the amount of $600,000, until the earlier of the sale of Ms. Bolger's current residence or June 3, 2003. Further, Ms. Bolger repaid to the Company a certain tax loan in the amount of $136,534.71 by tendering back to the Company 2,845 restricted Shares. The agreement also obligates the Company to reimburse Ms. Bolger for her COBRA expenses for a period of two years. All unvested stock options granted to Ms. Bolger vested 10 business days after the date of termination of her employment and Ms. Bolger is allowed three years from such date of termination to exercise such options.

     As of May 24, 1999, Ronald C. Brown and the Company entered into a new employment agreement in connection with his employment as the Company's Executive Vice President and Chief Financial Officer and his relocation to White Plains, New York. Mr. Brown's annual salary is $425,000, with a bonus to be determined in accordance with the Company's bonus plan. In addition, the Company agreed to pay the reasonable, out-of-pocket costs of Mr. Brown's relocation. The Company also made a non-interest-bearing home loan to Mr. Brown in the amount of $600,000 secured by a second mortgage on Mr. Brown's home which is due in five years or upon Mr. Brown's termination of employment. Mr. Brown's employment is terminable by the Company with or without cause. In the event his employment is terminated by the Company without cause, Mr. Brown will be entitled to severance benefits of one year's base salary and the Company will continue to provide medical benefits coverage during the one year period after the date of termination. In April 1999, the Company made an interest-bearing loan to Mr. Brown in the amount of approximately $218,000 in respect of taxes payable by Mr. Brown as a result of the vesting of the restricted stock award originally granted to Mr. Brown in August 1996. The taxes payable were based on a fair value of $53.00 per Share. Mr. Brown has not sold any of these Shares. In January, 1999, Mr. Brown was granted options to purchase 90,000 Shares at an exercise price per Share equal to the fair market value of a Share on the date of grant.

     As of March 25, 1998, Steven R. Goldman and the Trust entered into a new employment agreement in connection with his becoming the Trust's Executive Vice President, Acquisitions and Development. In connection with the Restructuring, Mr. Goldman's employment agreement was assumed by, and he was elected to the same position with, the Company. Mr. Goldman's annual salary is $325,000, with a bonus to be determined in accordance with the Company's bonus plan. In April 1999, the Company made an interest-bearing loan to Mr. Goldman in the amount of approximately $381,000 in respect of taxes payable by Mr. Goldman as a result of the vesting of the restricted stock award granted to Mr. Goldman in August 1996. The taxes payable were based on a fair value of $53.00 per Share. Mr. Goldman has not sold any of these Shares. In January, 1999, Mr. Goldman was granted an option to purchase 90,000 Shares at an exercise price per Share equal to the fair market value of a Share on the date of grant. Mr. Goldman's employment is terminable by the Company or Mr. Goldman with or without cause. In the event his employment is terminated by Starwood without cause or by Mr. Goldman due to breach by Starwood, Mr. Goldman will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options. The Trust also has made a five-year, non-interest-bearing loan to Mr. Goldman in the amount of $525,000, to be secured by a second mortgage on Mr. Goldman's home.

     As of October 1, 1998, Thomas C. Janson, Jr. and the Company entered into an employment agreement in connection with Mr. Janson's becoming the Company's Executive Vice President, General Counsel and Secretary. In January 1999, Mr. Janson also became the Trust's Vice President, General Counsel and Assistant Secretary. Mr. Janson's annual salary is $450,000, with a bonus to be determined in accordance with the Company's bonus plan, and he received an additional $250,000 retention bonus in 1998. In January 1999, Mr. Janson was also granted an option to purchase 90,000 Shares at an exercise price per Share equal to the fair market value of a Share on the date of grant; these options vest annually over a four-year period. In the event his employment is terminated by the Company without cause or by Mr. Janson due to breach by the Company, Mr. Janson will be entitled to severance benefits of one year's base salary and the Company will continue to provide medical benefits coverage during the one year period after the date of termination. The Company also has made a five-year, non-interest-bearing loan to Mr. Janson in the amount of $500,000, to be secured by a second mortgage on Mr. Janson's home.

     In December 1999, the Company entered into severance agreements with each of Messrs. Sternlicht, Brown, Janson and Goldman. The severance agreements provide for a term of three years, in each case with provision for automatic one-year extensions until either the executive or the Company notifies the other that such party does not wish to extend the agreement. If a Change in Control (as defined in the agreement) occurs, the agreements will continue for at least 24 months following the date of such Change in Control.

     The agreements provide that if, following a Change in Control, the executive's employment is terminated without Cause (as defined in the agreement) or with Good Reason (as defined in the agreement) or the executive terminates his employment for any reason during the one month period commencing one year after the Change in Control, the executive would be entitled to receive (i) three times the sum of his base salary plus the average of the annual bonuses earned by the executive in the three fiscal years ending immediately prior to the fiscal year in which the termination occurs; (ii) continued medical benefits for two years, reduced to the extent benefits of the same type are received by or made available to the executive from another employer; (iii) a lump sum amount, in cash, equal to the sum of (A) any unpaid incentive compensation which had been allocated or awarded to the executive for any measuring period preceding termination under any annual or long term incentive plan and which, as of the date of termination, is contingent only upon the continued employment of the executive to a subsequent date, and (B) the aggregate value of all contingent incentive compensation awards allocated or awarded to the executive for all then uncompleted periods under any such plan that the executive would have earned on the last day of the performance award period, assuming the achievement, at the target level, of the individual and corporate performance goals established with respect to such award; (iv) immediate vesting of stock options and restricted stock held by the executive under any stock option or incentive plan maintained by the Company; (v) outplacement services suitable to the executive's position for a period of two years or, if earlier, until the first acceptance by the executive of an offer of employment, the cost of which will not exceed twenty percent (20%) of the executive's base salary; (vi) a lump sum payment of any of the executive's deferred compensation; (vii) immediate vesting of all unvested 401(k) contributions in the executive's 401(k) account or payment by the Company of an amount equal to any such unvested amounts that are forfeited by reason of the executive's termination of employment; and (viii) forgiveness in full of any home or relocation loans from the Company to the executive that are outstanding as of the date of termination, together with an amount required to permit the executive to pay any income tax incurred as a result of such forgiveness.

     To the extent the executive becomes subject to the "golden parachute" excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, the executive would receive an additional cash payment in an amount sufficient to offset the effects of such excise tax.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From January through September 1999, the Compensation Committee (whose members were Messrs. Jones, Leven and Yih) met to discuss compensation of the Company's executive officers. In October 1999, the Compensation Committee and the Option Committee were combined into a single committee comprised of Messrs. Duncan, Hippeau and Troubh. Unless otherwise specified, references herein to the "Compensation Committee" refer to such committees on a combined basis prior to October 1999 and to the Compensation and Option Committee after such date. Based in part on the recommendations of the Compensation Committee, the Board made decisions with respect to the compensation of Starwood's executive officers. Members of the Board did not participate at meetings of the Directors in discussions or votes with respect to their own compensation. In addition, Messrs. Eilian and Grose recused themselves from all votes with respect to Mr. Sternlicht's compensation.

     Mr. Sternlicht, the Chairman and Chief Executive Officer of the Company and the Trust, served as a director of U.S. Franchise Systems, Inc. in 1999, and resigned from that position as of January 17, 2000. Michael A. Leven, a Director of the Company, serves as Chairman of the Board, President and Chief Executive Officer of U.S. Franchise Systems, Inc.

     For information on relationships and related transactions involving Starwood Capital, see "Certain Relationships and Related Transactions."

REPORT ON EXECUTIVE COMPENSATION

     During 1999, the Board made decisions with respect to compensation for executive officers of the Company based on the recommendations of the Compensation Committee of the Board comprised of Directors who are neither members of Starwood management or affiliated with Starwood Capital. The primary objective of the Board with respect to executive compensation is to establish programs which attract and retain key managers and align the compensation received by executive officers with the overall business strategies, values, performance and financial conditions of Starwood and to the achievement of individual performance goals.

     In 1999 Starwood continued the integration of the historical Starwood, Westin and ITT businesses that began in 1998 after the acquisitions of Westin and ITT. These activities, coupled with the need to build a strong leadership team for Starwood, affected the Compensation Committee's 1999 compensation decisions for Starwood's Chief Executive Officer and its other executive officers. In 1999, the Compensation Committee's decisions reflected a number of pragmatic issues related largely to the transition into a single, integrated enterprise and the disposition of the Company's gaming operations. The primary focus was to attract and retain key executives by aligning their financial interests with those of stockholders through equity-based incentive programs, promoting ownership of Shares by key executives and providing cash bonuses as incentive compensation based upon Starwood's and the individual's performance as evaluated by the Compensation Committee at its discretion. As shown in the Summary Compensation Table, the primary components of the pay program were base salary, annual bonus and long-term incentives in the form of options.

     In determining competitive compensation levels, the Compensation Committee used survey data from several major compensation consulting firms that reflected pay practices for comparable positions in the hotel, hospitality and gaming industries, as well as general industry. Some of the companies reflected in the

Stockholder Return Performance Graph participated in these surveys. Where practicable, multiple regression techniques were used to reflect companies of comparable size and similar characteristics. The Compensation Committee also considered publicly available data from peer companies' proxy statements. To the extent appropriate, the Compensation Committee also considered past pay practices of the three heritage companies.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1999

     Barry S. Sternlicht is the Chairman and Chief Executive Officer of Starwood. Mr. Sternlicht's salary and other compensation for 1999 were negotiated with Mr. Sternlicht in connection with his new employment agreement as described above. In addition, Mr. Sternlicht received a $1,237,500 bonus in April 2000 relating to his 1999 performance and a grant of options to purchase
1.5 million Shares under Starwood's 1999 LTIP.

     The following factors contributed to the Compensation Committee's determination of Mr. Sternlicht's 1999 bonus: (a) his vision and strong leadership as the Chief Executive Officer of a restructured global company with a wide area of control and broad duties and responsibilities, (b) his 1999 accomplishments (including the disposition of Starwood's gaming operations, highlighted by the sale of Caesars World, Inc., which closed in December 1999) and (c) the amount of his bonus relative to bonuses paid to chief executive officers of Starwood and its constituent companies in the past. Mr. Sternlicht's 1999 option grant was based on his leadership as Starwood completed its acquisition of Westin and ITT and the integration of their historical businesses with Starwood. The value of the options granted to Mr. Sternlicht in 1999 depends on Starwood's future success and whether that success is reflected in the value of Starwood's Shares. The Compensation Committee also considered the complexity and duties of Mr. Sternlicht's position and his accomplishments and contributions to the achievement of Starwood's strategic goals.

     Richard D. Nanula was the President and Chief Executive Officer of the Company until January 1999, after which time he was the President and Chief Operating Officer of Starwood until his termination in April 1999. Mr. Nanula's salary, initial options, restricted stock award and other compensation were negotiated with Mr. Nanula in connection with his employment agreement with Starwood as described above. In addition, for his services in 1998, Mr. Nanula received a $1.4 million bonus in 1999 and a grant of 500,000 options to purchase Shares under Starwood's previous long-term incentive plan. Mr. Nanula's 1999 compensation was determined by the terms of his employment agreement.

        Bruce W. Duncan
        Eric Hippeau
        Raymond S. Troubh

                         STOCKHOLDER RETURN PERFORMANCE

     Set forth below is a line graph comparing the cumulative total stockholder return on the Shares against the cumulative total return on Standard and Poor's Corporate Composite -- 500 Stock Index (the "S&P 500") and the Standard & Poor's Corporation Hotel/Motel Composite Index (the "S&P Hotel/Motel") for the five fiscal years beginning January 1, 1995 and ending December 31, 1999. The graph assumes that the value of the investments was 100 on January 1, 1995 and that all dividends and other distributions were reinvested.

                                                        STARWOOD                     S&P 500                 S&P HOTEL/MOTEL
                                                        --------                     -------                 ---------------
1995                                                     177.91                      137.12                      118.13
1996                                                     341.85                      168.22                      136.76
1997                                                     554.56                      223.90                      185.21
1998                                                     233.80                      287.35                      150.11
1999                                                     248.34                      347.36                      155.09

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES OF THE BOARD AND THE TRUST BOARD

     The policy of the Board and the Trust's board of directors provides that any contract or transaction between the Company or the Trust, as the case may be, and any other entity in which one or more of its Directors, Trustees or officers are directors or officers, or have a financial interest, must be approved or ratified by a majority of the disinterested Directors or Trustees after the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to them.

STARWOOD CAPITAL

     General. Barry S. Sternlicht, Chairman, Chief Executive Officer and a Director of the Company, and Chairman, Chief Executive Officer and a Trustee of the Trust, controls and has been the President and Chief Executive Officer of Starwood Capital since its formation. In addition, Madison Grose and Jonathan Eilian, each a Director of the Company and a Trustee of the Trust, are Senior Managing Directors of, and hold direct or indirect interests in, Starwood Capital. Prior to joining Starwood, Mr. Goldman was an employee of Starwood Capital, and he continues to own an interest in certain portfolio investments of Starwood Capital.

     Trademark License. Starwood Capital has granted to Starwood, subject to Starwood Capital's unrestricted right to use the "Starwood" name and trademarks, an exclusive, non-transferable, royalty-free license to use the "Starwood" name and trademarks in connection with the acquisition, ownership, leasing, management, merchandising, operation and disposition of hotels worldwide, and to use the "Starwood" name in its corporate name worldwide, in perpetuity.

     Starwood Capital Noncompete. In connection with a restructuring of Starwood in 1995, Starwood Capital agreed (the "Starwood Capital Noncompete") that, with certain exceptions, it would not compete within the United States directly or indirectly with the Company, the Trust, Realty Partnership or Operating Partnership and would present to such partnerships all acquisitions of
(i) fee or ground interests or other equity interests in hotels in the United States and (ii) debt interests in hotels in the United States where it is anticipated that the equity will be acquired by the debt holder within one year from the acquisition of such debt. During the term of the Starwood Capital Noncompete, neither Starwood Capital nor any of its affiliates is to acquire any such interest. The Starwood Capital Noncompete continues until no officer, director, general partner or employee of Starwood Capital is on either the Board or the Trust's board of directors (subject to exception for certain restructurings, mergers or other combination transactions with unaffiliated parties).

     Other. Starwood Capital and its affiliates hold a 25% non-controlling interest in a golf course management company that currently manages over 40 golf courses, including seven golf courses that are managed or franchised by Starwood. Until March 1999, Starwood Capital held a 20% non-controlling equity interest in a company which operates the timeshare component of The Regina Resorts in Los Cabos, Cancun and Puerto Vallarta, Mexico.

     Individuals affiliated with Starwood Capital, including individuals who are Starwood Directors, and certain other affiliates of Starwood Capital, hold a 100% interest in the company that owns the common area facilities and certain undeveloped land at The Westin Innisbrook Resort and the Sheraton Tamarron Resort, which are both managed by Starwood subsidiaries. When Starwood Capital purchased The Westin Innisbrook Resort it assumed the management agreement pursuant to which Westin serves as the manager. Starwood Capital and Westin are currently attempting to resolve a disagreement in the approximate amount of $1.9 million relating to a provision in the management agreement concerning Westin's sharing in 50% of certain capital expenditures at the property.

     In February 1999, the Company purchased in the open market from unaffiliated third-parties debt securities of an affiliated party for $23 million.

     Starwood Capital has an indirect general partnership interest in an entity that manages over 40 health clubs, including health club and spa space in certain hotels owned, managed or franchised by the Company; in 1999 the Company paid approximately $346,000 for such management and operating cash advances.

     Aircraft Lease. In February 1998, a subsidiary of the Company leased a Gulfstream III Aircraft from Star Flight LLC, an affiliate of Starwood Capital. The term of the lease is one year and automatically renews for one-year terms thereafter unless either party terminates the lease upon 90 days' written notice. The rent for the aircraft, which was set at approximately 90% of fair market value (based on two estimates from unrelated third parties), is (i) a monthly payment of 1.25% of the lessor's total costs relating to the aircraft (approximately $123,000 at the beginning of the lease), which shall be increased accordingly for additional costs incurred by the lessor plus (ii) $300 for each hour that the aircraft is in use.

OTHER

     During 1998 and 1999, Starwood made non-interest-bearing loans to Susan R. Bolger, Executive Vice President of Human Resources, Steven R. Goldman, Executive Vice President, Acquisitions and Development, Thomas C. Janson, Jr., Executive Vice President, General Counsel and Secretary, and Ronald C. Brown, Executive Vice President and Chief Financial Officer. Each of these loans was made in connection with such executive's employment and is secured by a second mortgage on such executive's home. These loans had initial principal amounts of $600,000, $525,000, $500,000 and $600,000, respectively, all of which were outstanding as of April 7, 2000. These loans are due five years from the date of issuance or, generally, upon the individual's termination. However, pursuant to a Separation Agreement between the Company and Ms. Bolger, the Company allowed Ms. Bolger to defer repayment of her home loan until the earlier of the sale of Ms. Bolger's current residence or June 3, 2003.

     Russell Sternlicht served as Senior Vice President, Corporate Development of the Company from February 1999 until October 19, 1999, when he left the Company. From February 1998 through February 1999, he served as a consultant to Starwood in connection with the disposition of certain non-core assets and the analysis of strategic corporate acquisition and investment opportunities. Prior to February 1998, he was a managing director of NationsBank Montgomery Securities Inc., an investment banking firm, in New York, where he focused on the branded consumer products and retail industries. Russell Sternlicht was paid a $30,000 monthly consulting fee in exchange for his consulting services and received an annual salary of $300,000 and a grant of options to purchase 125,000 Shares after he became an officer of the Company. Pursuant to the terms of a Separation Agreement, dated as of October 19, 1999, in connection with the termination of his employment with the Company, Russell Sternlicht received lump sum payments totaling $425,000, $325,000 of which was for his efforts on behalf of the Company in connection with the proposed sale of the Desert Inn Resort & Casino to Sun International Hotels Limited, and $100,000 of which was for his efforts in connection with the Company's acquisition of Vistana, Inc. Also pursuant to such Separation Agreement the Company has paid Mr. Sternlicht the sum of $125,000 as consulting fees and Mr. Sternlicht has agreed to provide consulting services to the Company as an independent contractor for a period of 1 year after the date of the termination of his employment. Such Separation Agreement also obligates the Company to reimburse Mr. Sternlicht for his COBRA expenses for a period of one year and to reimburse Mr. Sternlicht for his attorneys fees up to a maximum of $10,000 incurred in negotiating such agreement. Russell Sternlicht is the brother of Barry S. Sternlicht.

     The Company paid approximately $189,400 to Waveland International in 1999 for recruiting fees. Waveland International has as one of its partners Thomas Bolger, the husband of Susan R. Bolger who was the Company's Executive Vice President of Human Resources until February 2000.

     The wife of Steven R. Goldman, Leslie Henderson, provided legal services to the Company and was paid approximately $23,025 for such services during 1999.

     In 1999, Starwood retained the law firm Verner, Liipfert, Bernhard, McPherson and Hand, of which Senator George J. Mitchell, a Director of the Company and Trustee of the Trust, is Special Counsel.

                                 OTHER MATTERS

     The Board is not aware of any matters not referred to in the enclosed proxy that will be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

                               SOLICITATION COSTS

     The cost of soliciting proxies in the accompanying form will be borne by Starwood. The solicitation is being made by mail and may also be made by telephone or in person using the services of a number of regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by Starwood for expenses incurred in sending proxy materials to beneficial owners of Shares. The Company has engaged D.F. King & Co., Inc. to solicit proxies and to assist with the distribution of proxy materials for a fee of $17,500, plus reasonable out-of-pocket expenses.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     In order to be considered for inclusion in the proxy solicitation material for the 2001 Annual Meeting of Stockholders of the Company, a stockholder proposal must be received by the Company not later than December 19, 2000. In addition, the Bylaws of the Company establish an advance notice procedure for stockholder proposals to be brought before any meeting, including proposed nominations of persons for election to the Board. A stockholder nomination or proposal intended to be brought before the Annual Meeting must have been received by the Company on or after February 16, 2000 and on or prior to March 12, 2000. Other than the stockholder proposal contained herein, no such nominations or proposals were received by the Company. The Company's 2001 Annual Meeting of Stockholders is expected to be held on May 23, 2001. A stockholder proposal or nomination intended to be brought before the 2001 Annual Meeting (whether or not such proposal is included in the proxy solicitation material as described above) must be received by the Company on or after February 13, 2001 and on or prior March 10, 2001. All proposals and nominations should be directed to Starwood Hotels & Resorts Worldwide, Inc., 777 Westchester Avenue, White Plains, New York 10604, Attention: Secretary. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

                                          By Order of the Board of Directors
                                          STARWOOD HOTELS & RESORTS
                                          WORLDWIDE, INC.

                                          /s/ Thomas C. Janson,Jr.
                                          Thomas C. Janson, Jr.
                                          Secretary

April 18, 2000

PROXY

                                [STARWOOD LOGO]


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING TO BE HELD AT 10:00 A.M. MAY 24, 2000
                               THE WESTIN STAMFORD
                            ONE FIRST STAMFORD PLACE
                           STAMFORD, CONNECTICUT 06902

     The undersigned hereby appoints Barry S. Sternlicht and Thomas C. Janson, Jr. and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 18, 2000 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

     Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and against Proposal 3), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

     You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

                       (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE OR EXECUTED BY MEANS OF TELEPHONE OR THE INTERNET AS DESCRIBED ON THE REVERSE SIDE)

                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------

                                                                Please mark
                                                               your votes as   X
                                                                indicated in
                                                               this example.


The Directors Recommend a Vote "FOR" Proposals 1 and 2 and "AGAINST" Proposal 3.




                             FOR all nominees listed below (except as    WITHHOLD AUTHORITY to vote
                                 marked to the contrary below)          for all nominees listed below
1 - Election of Directors:                   [ ]                                      [ ]

NOMINEES: 01. Chapus, 02. Eilian and 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)


---------------------------------------------------------------

                                                      FOR        AGAINST      ABSTAIN
2 - Ratification of the reappointment of Arthur       [ ]          [ ]          [ ]
    Andersen LLP as the Company's independent
    auditors.


A VOTE "AGAINST" ITEM 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS

                                                      FOR        AGAINST      ABSTAIN
3 - Stockholder proposal to recommend that the        [ ]          [ ]          [ ]
    Board of Directors act to declassify the Board
    of Directors.

To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

I consent to future access of the Annual Reports and Proxy Statements        [ ]
electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.


                                  NO PRINT AREA


CHECK HERE IF YOU PLAN                         [ ]
TO ATTEND THE MEETING.


Signature(s)____________________Dated_______, 2000

________________________________Dated_______, 2000
In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.

                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------


                 AUTHORIZE THE PROXIES by Telephone OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

     YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE BY PROXY IN ONE OF THREE WAYS:

1. BY PHONE: Call toll-tree 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

 You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

Option 1: To vote as the Board of Directors recommends on ALL proposals, press 1

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

Option 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

          Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

          The instructions are the same for all remaining proposals.

          CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ONLINE
          Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the Internet. You may revoke this consent at any time by giving written notice to the Company. When asked, please confirm your consent by pressing 1.

                                       or

2. BY INTERNET: Follow the instructions at our Website Address:
   http://www.eproxy.com/Hot

                                       or

3. BY MAILING YOUR PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

          NOTE: If you authorize the proxies by telephone or Internet,
                 THERE IS NO NEED TO MAIL BACK your Proxy Card.
                              THANK YOU FOR VOTING.

PROXY


                                [STARWOOD LOGO]

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING TO BE HELD AT 10:00 A.M. MAY 24, 2000
                               THE WESTIN STAMFORD
                            ONE FIRST STAMFORD PLACE
                           STAMFORD, CONNECTICUT 06902

     The undersigned hereby appoints Barry S. Sternlicht and Thomas C. Janson, Jr. and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 18, 2000 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

     Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposal 3), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

     You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

                       (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE OR EXECUTED BY MEANS OF TELEPHONE OR THE INTERNET AS DESCRIBED ON THE REVERSE SIDE)

                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------


THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF HOTEL INVESTORS TRUST.

                                                                Please mark
                                                               your votes as   X
                                                                indicated in
                                                               this example.



The Directors Recommend a Vote "FOR" Proposals 1 and 2 and "AGAINST" Proposal 3.

                             FOR all nominees listed below (except as     WITHHOLD AUTHORITY to vote
                                 marked to the contrary below)           for all nominees listed below
1 - Election of Directors:                  [ ]                                        [ ]

NOMINEES: 01. Chapus, 02. Eilian and 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

---------------------------------------------------------------

                                                     FOR     AGAINST     ABSTAIN
2 - Ratification of the reappointment of Arthur      [ ]       [ ]         [ ]
    Andersen LLP as the Company's independent
    auditors.

A VOTE "AGAINST" ITEM 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS

                                                     FOR     AGAINST     ABSTAIN
3 - Stockholder proposal to recommend that the       [ ]       [ ]         [ ]
    Board of Directors act to declassify the Board
    of Directors.

To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

I consent to future access of the Annual Reports and Proxy Statements        [ ]
electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.


                                  NO PRINT AREA


CHECK HERE IF YOU PLAN                         [ ]
TO ATTEND THE MEETING.


Signature(s)____________________Dated_______, 2000

________________________________Dated_______, 2000
In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.


                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                 AUTHORIZE THE PROXIES BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

     YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE BY PROXY IN ONE OF THREE WAYS:

1. BY PHONE: Call toll-tree 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

Option 1: To vote as the Board of Directors recommends on ALL proposals, press 1

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

Option 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To withhold FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

          Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

           The instructions are the same for all remaining proposals.

          CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ONLINE
          Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the Internet. You may revoke this consent at any time by giving written notice to the Company. When asked, please confirm your consent by pressing 1.

                                       or

2. BY INTERNET: Follow the instructions at our Website Address:
   http://www.eproxy.com/Hot

                                       or

3. BY MAILING YOUR PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

          NOTE: If you authorize the proxies by telephone or Internet,
                 THERE IS NO NEED TO MAIL BACK your Proxy Card.
                              THANK YOU FOR VOTING.

PROXY


                                [STARWOOD LOGO]

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING TO BE HELD AT 10:00 A.M. MAY 24, 2000
                               THE WESTIN STAMFORD
                            ONE FIRST STAMFORD PLACE
                           STAMFORD, CONNECTICUT 06902

     The undersigned hereby appoints Barry S. Sternlicht and Thomas C. Janson, Jr. and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 18, 2000 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

     Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposal 3), and in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

     You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

                       (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE OR EXECUTED BY MEANS OF TELEPHONE OR THE INTERNET AS DESCRIBED ON THE REVERSE SIDE)

                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------


 THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES
  OF STARWOOD HOTELS & RESORTS WORLDWIDE, INC. AND STARWOOD HOTELS & RESORTS.

                                                                Please mark
                                                               your votes as   X
                                                               indicated in
                                                               this example.

The Directors Recommend a Vote "FOR" Proposals 1 and 2 and "AGAINST" Proposal 3.


                             FOR all nominees listed below (except as     WITHHOLD AUTHORITY to vote
                                  marked to the contrary below)          for all nominees listed below
1 - Election of Directors:                    [ ]                                    [ ]

NOMINEES: 01. Chapus, 02. Eilian and 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

---------------------------------------------------------------

                                                     FOR       AGAINST     ABSTAIN
2 - Ratification of the reappointment of Arthur      [ ]         [ ]         [ ]
    Andersen LLP as the Company's independent
    auditors.

A VOTE "AGAINST" ITEM 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS

                                                     FOR       AGAINST     ABSTAIN
3 - Stockholder proposal to recommend that the       [ ]         [ ]         [ ]
    Board of Directors act to declassify the Board
    of Directors.

To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

I consent to future access of the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.


                                  NO PRINT AREA


CHECK HERE IF YOU PLAN                         [ ]
TO ATTEND THE MEETING.


Signature(s)____________________Dated_______, 2000

________________________________Dated_______, 2000
In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.


                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------


                 AUTHORIZE THE PROXIES BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

      YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE BY PROXY IN ONE OF THREE WAYS:

1. BY PHONE: Call toll-tree 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

 You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

Option 1: To vote as the Board of Directors recommends on ALL proposals, press 1

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

Option 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To withhold FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

          Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

          The instructions are the same for all remaining proposals.

          CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ONLINE
          Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the Internet. You may revoke this consent at any time by giving written notice to the Company. When asked, please confirm your consent by pressing 1.

                                       or

2. BY INTERNET: Follow the instructions at our Website Address:
   http://www.eproxy.com/Hot

                                       or

3. BY MAILING YOUR PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

          NOTE: If you authorize the proxies by telephone or Internet,
                 THERE IS NO NEED TO MAIL BACK your Proxy Card.
                              THANK YOU FOR VOTING.

PROXY


                                [STARWOOD LOGO]

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING TO BE HELD AT 10:00 A.M. MAY 24, 2000
                               THE WESTIN STAMFORD
                            ONE FIRST STAMFORD PLACE
                           STAMFORD, CONNECTICUT 06902

     The undersigned hereby appoints Barry S. Sternlicht and Thomas C. Janson, Jr. and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote and otherwise represent the undersigned at the Annual Meeting, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 18, 2000 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting and the undersigned hereby revokes any proxy heretofore given with respect to such meeting.

     Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, FOR Proposals 1 and 2 and AGAINST Proposal 3), and in the discretion of the proxies on any other matter that may properly came before the Annual Meeting or any adjournment or postponement thereof.

     You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign and date on the other side.

                       (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE OR EXECUTED BY MEANS OF TELEPHONE OR THE INTERNET AS DESCRIBED ON THE REVERSE SIDE)

                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------

THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF ITT CORPORATION.

                                                                Please mark
                                                               your votes as   X
                                                                indicated in
                                                               this example.


The Directors Recommend a Vote "FOR" Proposals 1 and 2 and "AGAINST" Proposal 3.


                             FOR all nominees listed below (except as     WITHHOLD AUTHORITY to vote
                                  marked to the contrary below)          for all nominees listed below
1 - Election of Directors:                   [ ]                                     [ ]

NOMINEES: 01. Chapus, 02. Eilian and 03. Sternlicht
(Instruction: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

---------------------------------------------------------------

                                                     FOR     AGAINST      ABSTAIN
2 - Ratification of the reappointment of Arthur      [ ]       [ ]          [ ]
    Andersen LLP as the Company's independent
    auditors.

A VOTE "AGAINST" ITEM 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS

                                                     FOR     AGAINST      ABSTAIN
3 - Stockholder proposal to recommend that the       [ ]       [ ]          [ ]
    Board of Directors act to declassify the Board
    of Directors.

To vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

I consent to future access of the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

                                  NO PRINT AREA

CHECK HERE IF YOU PLAN                         [ ]
TO ATTEND THE MEETING.


Signature(s)____________________Dated_______, 2000

________________________________Dated_______, 2000

In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.


                  DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                 AUTHORIZE THE PROXIES BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

     YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE BY PROXY IN ONE OF THREE WAYS:

1. BY PHONE: Call toll-tree 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

Option 1: To vote as the Board of Directors recommends on ALL proposals, press 1

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

Option 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9 To withhold FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

          Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

          The instructions are the same for all remaining proposals.

          CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ONLINE
          Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the Internet. You may revoke this consent at any time by giving written notice to the Company. When asked, please confirm your consent by pressing 1.

                                       or

2. BY INTERNET: Follow the instructions at our Website Address:
   http://www.eproxy.com/Hot

                                       or

3. BY MAILING YOUR PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

          NOTE: If you authorize the proxies by telephone or Internet,
                 THERE IS NO NEED TO MAIL BACK your Proxy Card.
                              THANK YOU FOR VOTING.